WATER-JEL TECHNOLOGIES, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    Notice is hereby given that the Annual Meeting of Stockholders of WATER-JEL TECHNOLOGIES, INC. (the 'Company') will be held at The Meadowlands Hilton, Two Harmon Plaza, Secaucus, New Jersey on February 20, 1998 at 10:00 A.M. for the following purposes as set forth in the accompanying Proxy Statement:

        1. To elect three directors to serve for a term of one year;

        2. To approve the creation of a new 1998 Stock Option Plan authorizing the Company to issue options to acquire up to 2,000,000 shares of the Company's Common Stock to directors, officers, employees and others who render services to the Company.

        3. To approve the merger of the Company into a Delaware subsidiary in order to effect the change of the Company's state of incorporation from New York to Delaware.

        4. To approve amendments to the Company's Certificate of Incorporation to:

           (a) Change the Company's name to X-Ceed, Inc. and

           (b) Increase the amount of Common Stock which the Company is authorized to issue to 30,000,000 shares with a par value of $.01 per share.

        5. To ratify the selection and appointment by the Company's Board of Directors of Holtz Rubenstein & Co. LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending August 31, 1998; and

        6. To transact such other business as may properly come before the meeting or any adjournments thereof.

    If both proposals 3 and 4 are approved, the actions contemplated by proposal 4 will be effected through the merger reincorporating the Company in Delaware. Holders of record of the Company's Common Stock at the close of business on December 31, 1997, will be entitled to vote at the meeting.

                       By Order of the Board of Directors
                                           WERNER G. HAASE
                                           Chairman

Dated: December 31, 1997

    Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and if present at the meeting may withdraw it and vote in person. Attendance at the meeting is limited to stockholders, their proxies and invited guests of the Company.



                         WATER-JEL TECHNOLOGIES, INC.
                              488 Madison Avenue
                           New York, New York 10022
                             -------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FEBRUARY 20, 1998
                             -------------------
                               PROXY STATEMENT
                             -------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at The Meadowlands Hilton, Two Harmon Plaza, Secaucus, New Jersey at 10:00 A.M. on February 20, 1998 and at any adjournments thereof.

    The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. Proxies may be revoked by stockholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof. Stockholders of record at the close of business on December 31, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Company's only class of voting securities is its Common Stock, par value $.08 per share, of which 7,043,180 shares were outstanding as of December 17, 1997.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Messrs. Werner Haase, Norman Doctoroff and John A. Bermingham are presently directors of the Company. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

    Certain information regarding each nominee is set forth in the table and text below. The number of shares beneficially owned by each nominee is listed below under 'Principal Stockholders and Share Ownership of Directors and Officers.'

    Werner Haase, the Company's Chairman and Chief Executive Officer, and Nurit Kahane Haase, Senior Vice President, are married. There are no other family relationships among directors, nominees or executive officers nor is there any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

    The following table sets forth the name, age and term of office as director for each nominee for election as director and his present position(s) with the
Company:

        Nominee for Election    Director Since            Position(s)
------------------------------  ---------------  -----------------------------

Werner G. Haase (60)..........          1987     Chairman of the Board and Chief
                                                   Executive Officer
Norman Doctoroff (62).........          1996     Director
John A. Bermingham (53).......          1997     Director


    Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. The Board of Directors held five meetings in the fiscal year ended August 31, 1997 and also met informally and acted by written consents during the year. Officers serve at the discretion of the Board of Directors subject to any contracts of employment.

Executive Officers

    The following table sets forth the name, age and position of each executive officer of the Company:

                Name                                    Position(s)
-------------------------------------  ----------------------------------------

Werner G. Haase (60).................  Chairman and CEO
Nurit Kahane Haase (47)..............  Senior Vice President and Secretary and
                                         Acting President of Journeycorp Travel
                                         Management

Other Officers

    In addition to the Company's executive officers, the Company has other officers as indicated:

Peter D. Cohen (41).......  Managing Director of Water-Jel Technologies, Inc's.
                              first aid division.
James Edwards (46)........  Chief Financial Officer of Water-Jel Technologies,
                              Inc.
Janice Goines (52)........  Managing Director and Senior Vice-President of the
                                Journeycorp Travel Management Division
Judith Uhl (52)...........  Managing Director, TheraCom Integrated Medical
                                Communications, Inc.

    Werner G. Haase has served as a Director of the Company since September 1987 and became Chairman and Chief Executive Officer in July, 1996 following the acquisition of Journeycraft, Inc. ('Journeycraft') and TheraCom Integrated Medical Communications, Inc. ('TheraCom'). For more than the past five years, Mr. Haase has been a Director and Chief Executive Officer of Journeycraft. Mr. Haase is also a director of PureTec Corporation, a company which manufactures specialty plastic products and is engaged in the recycling of post consumer plastics and plastic injection molding.

    Nurit Kahane Haase became Senior Vice President of the Company in July 1996 following the acquisition of Journeycraft and TheraCom. For more than the past five years, Mrs. Haase has been President of Journeycraft.

    Norman Doctoroff was elected a Director of the Company in May 1996. Until 1995, he was President of Gemini Industries, a company engaged in the production of consumer electronics accessories. Since then he has served as an independent management consultant to Gemini Industries and other companies.

    John A. Bermingham has served as consultant to the Company since April, 1997. Prior to that he served as president of Rolodex, Inc. for one year. From 1993 to 1996, Mr. Bermingham held the position of President and Chief Executive Officer of AT&T Smart Card Systems and Solutions, a division of AT&T. On November 13, 1997, Mr. Bermingham was elected to serve as an interim director of The Company until the next annual meeting of stockholders.

    Peter D. Cohen served as President and Chief Executive Officer of the Company from May 1988 until July 1996. Since July 1996, he has served as
Managing Director of Water-Jel's first aid division. From May, 1985 until August, 1985 he served as the Company's Vice President of Finance and from August, 1985 until May, 1988, Mr. Cohen served as Treasurer of the Company. Previous to that, he was employed by Holtz Rubenstein & Co. LLP, independent public accountants.

    James A. Edwards has served as the Company's Chief Financial Officer since June, 1993. Prior to that he was employed at U.S. Travel, Inc. as a comptroller.

    Janice Goines has been employed by Journeycorp, a division of Journeycraft since January, 1991, and as such has been responsible for the day-to-day operations of Journeycorp. Ms. Goines was previously employed as a Vice-President of Thomas Cook Travel, Inc. (Southern Division) from 1979 to 1990.

                                      2


    Judith Uhl has been Managing Director of TheraCom since 1992. Prior to that, she was a director of Medical Symposia for Dragon Medical Communications, Inc.

Executive Compensation

    The following table sets forth information with respect to compensation paid by the Company for the services to the Company during the three years ended August 31, 1997 to the Company's Chief Executive Officer and two other officers with compensation in excess of $100,000.



                          SUMMARY COMPENSATION TABLE


                                                                             Long Term Compensation
                                                                          ----------------------------
                                                                                             Payouts
                                                                              Awards       -----------
                                                                          ---------------
                                       Annual Compensation                                     (g)
                          ----------------------------------------------        (f)        -----------
          (a)                                                   (e)       ---------------  Securities        (h)
------------------------     (b)        (c)        (d)     -------------    Restricted     Underlying   -------------
        Name and          ---------  ---------  ---------  Other Annual        Stock        Options/        LTIP
   Principal Position       Year     Salary($)  Bonus($)   Compensation($)   Awarded($)      SARs(#)     Payouts($)
------------------------  ---------  ---------  ---------  -------------  ---------------  -----------  -------------

Werner                         1997  $ 500,000  $ 300,000    $  82,152       $       0              0     $       0
  Haase(1)(2)(3) .......       1996     10,500     22,250            0               0              0             0
  Chairman and CEO             1995
Nurit Haase(1) .........       1997    250,000          0            0               0              0             0
  Sr. Vice President           1996     10,500     63,900            0               0              0             0
                               1995
Yitz Grossman(4)(6) ....       1997    150,000          0       71,000               0        100,000             0
  Former Chairman and          1996    139,000     45,000       15,000               0        100,000             0
  Secretary                    1995
Peter Cohen(5)(6) ......       1997    111,000          0       75,000               0        100,000             0
  Former President             1996    100,000     45,000            0               0        100,000             0
                               1995

          (a)                     (i)
------------------------  -------------------
        Name and               All Other
   Principal Position       Compensation($)
------------------------  -------------------
Werner                         $       0
  Haase(1)(2)(3) .......               0
  Chairman and CEO
Nurit Haase(1) .........               0
  Sr. Vice President                   0
Yitz Grossman(4)(6) ....               0
  Former Chairman and                  0
  Secretary
Peter Cohen(5)(6) ......               0
  Former President                     0

---------

(1) Werner Haase and Mr. Haase's wife, Nurit Kahane Haase, assumed their current positions with the Company on July 2, 1996 following the acquisition of Journeycraft and TheraCom. Information is given only for periods subsequent to July 2, 1996.

(2) On November 13, 1997, the Board of Directors, Mr. Haase abstaining, awarded a bonus of $300,000 to Mr. Haase based on the Company's performance for fiscal 1997.

(3) Represents premiums for life insurance policies paid by the Company on behalf of Mr. Haase.

(4) Mr. Grossman resigned from his positions with the Company effective December 12, 1996.

(5) Mr. Cohen resigned as President, Chief Executive Officer and Treasurer of the Company effective July 2, 1996. He continues to serve as Managing Director of the first aid division, which is not an executive officer position.

(6) During fiscal 1996, the Company  transferred certain life insurance policies
    to  Messrs.   Grossman  and  Cohen  which  are  included  in  'Other  Annual
    Compensation.'

                             -------------------


    The aggregate amount of personal benefits cannot be specifically or precisely ascertained and do not, in any event, exceed $50,000 or 10% of compensation as to any person. The Company offers health insurance to all of its employees. At present time the Company does not have any retirement, pension, profit sharing, or other similar programs or benefits for its executive officers.

    The Company has not paid remuneration of any nature for or on account of services rendered by a director in such capacity.

                                      3


                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                             (Individual Grants)

                                          Number of      Percent of Total
                                         Securities          Options/
                                         Underlying       SARs Granted to     Exercise or
                                        Options/SARs       Employees in       Base Price
                Name                     Granted(#)         Fiscal Year         ($/Sh)        Expiration Date
                (a)                          (b)                (c)               (d)               (e)
------------------------------------  -----------------  -----------------  ---------------  ------------------

                                                  0                  0                 0

---------

No options were granted to anyone during fiscal 1997.



              AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                        AND FY-ENDED OPTION/SAR VALUES

                                                                                  Number of     Value of
                                                                                 Unexercised  Unexercised
                                                                                 Options/SARs In-the-Money
                                                                                     at       Options/SARs
                                                                                  FY-End(#)   at FY-End($)
                                             Shares Acquired        Valued       Exercisable/ Exercisable/
                  Name                       on Exercise(#)       Realized($)    Unexercisable Unexercisable
-----------------------------------------  -------------------  ---------------  -----------  ------------

Werner Haase, Chairman and CEO...........               0                  0        243,750    $  354,680

                             -------------------

    All of the foregoing options are exercisable: 143,750 at an exercise price of $1.52 and 100,000 at an exercise price of $2.19.


Employment Agreements

    In July 1996, the Company entered into a five-year employment agreement with Nurit Kahane Haase effective as of July 1, 1996. The agreement provides for annual compensation of $250,000 per year. In the event of a change in control of the Company, Mrs. Haase is entitled to receive a one-time payment equal to three times her then current annual compensation. A change of control includes the acquisition of over 30% of the Company's stock, the sale or transfer of over 50% of the Company's assets, or certain mergers or other combinations.

    In December 1996, the Company entered into a five-year employment agreement with Werner Haase effective as of January 1, 1997. The agreement provides for annual compensation of $500,000 per year as well as the maintenance of various insurance policies. In the event of a change in control of the Company, Mr. Haase is entitled to receive a one-time payment equal to three times his then current annual compensation. A change of control includes the acquisition of over 30% of the Company's stock, the sale or transfer of over 50% of the Company's assets, or certain mergers or other combinations. Mr. Haase's agreement also entitles him to receive bonuses at the discretion of the Board of Directors.

Stock Option Plans

    The Company has adopted three stock option plans. The Non-Qualified Stock Option Plan ( the 'NQSO Plan') which expired on April 6, 1994 covering 187,500 shares of the Company's Common Stock, $.08 par value, pursuant to which officers and employees of the Company were eligible to receive non-qualified stock options. As of November 15, 1997, options to acquire 128,125 shares have been granted under the NQSO Plan at exercise prices of $1.52 per share. All options granted under the NQSO Plan have been at exercise prices at least equal to the fair market value of the Common Stock on the date of grant.

    Under the 1990 Stock Option Plan (the '1990 Plan') the Company may grant to its officers, key employees and others who render services to the Company, options to purchase up to 187,500 shares of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case non-qualified options for

                                      4


such stock in the date of the granting of the Option. As of December 15, 1997, options to acquire a total of 170,000 shares have been granted under the 1990 Plan at exercise prices ranging from $1.52 to $2.00 per share.

    The 1995 Stock Option Plan (the '1995 Plan') operates on substantially the same terms as the 1990 Plan except that it includes option to purchase up to 500,000 shares of the Company's Common Stock. Any options granted under the plan expire ten years from the date of grant. The plan expires March 1, 2005. As of November 15, 1997 all available options had been granted under the 1995 Plan and options to acquire a total of 467,000 shares remain outstanding at an exercise price of $2.19 per share.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 17, 1997 by: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors of the Company as a group:

                           SECURITY OWNERSHIP TABLE

                                                             Amount and
                                                             Nature of
                                                             Beneficial
                    Name and Address                         Ownership       Percentage
--------------------------------------------------------  ----------------  -------------

Werner G. Haase(1) .....................................      2,525,625            34.7%
488 Madison Avenue
New York, NY
Nurit Kahane Haase(1) ..................................      2,525,625            34.7
488 Madison Avenue
New York, NY
J. Morton Davis(2) .....................................        543,389             7.7
44 Wall Street
New York, NY
William Walters ........................................        500,000             7.0
650 Fifth Avenue
New York, NY
Seneca Associates ......................................        400,000             5.7
56 Rechov Rochild
Bat Yam, Israel
Yitz Grossman(3) .......................................        600,250             8.2
40 Fulton Street
New York, NY
Norman Doctoroff(4) ....................................         25,000             0.5
81 Two Bridges Road
Fairfield, NJ
All officers and directors as a group (3 persons).......      2,560,625            35.0

---------

(1) Consists of 1,131,875 shares of Common Stock owned by Mr. Haase, options to acquire 243,750 shares held by Mr. Haase, 1,112,000 shares owned by Mrs. Haase, and 37,500 shares held jointly by Mr. and Mrs. Haase.

(2) Consists  of  161,454  redeemable  Class A Common  Stock  Purchase  Warrants
    ('Class A  Warrants')  and an option to  purchase  81.6 Units  owned by D.H.
    Blair Investment Banking Corporation ('Blair'), of which Mr. Davis is Chairman and sole stockholder. Each Unit entitles the holder to acquire 1,666 shares of Common Stock and 1,666 Class A Warrants. Each Class A Warrant entitles the holder to purchase one share of Common Stock and to receive one redeemable Class B Common Stock Purchase Warrant ('Class B Warrants') at an exercise price of $3.00 per share

                       (footnotes continued on next page)

                                      5


(footnotes continued from previous page) exercisable prior to April 30, 1998. Each Class B Warrant entitles the holder to purchase one share of Common Stock at $6.00 per share prior to April 30, 1998.

(3) Includes shares issuable on exercise of options to purchase 300,000 shares of Common Stock.

(4) Represents shares issuable on exercise of options to purchase 25,000 shares of Common Stock.


Certain Relationships and Related Transactions

    In July 1996, the Company entered into a four-year consulting agreement with Target Capital Corp. and Yitz Grossman, which went into effect on September 1, 1996 and terminates on May 16, 2000. Mr. Grossman was Chairman and Secretary of the Company at the time the agreement was entered into. Mr. Grossman resigned as an officer and director of the Company in December 1996. The agreement provides for annual compensation of $150,000 per year and an annual bonus of $30,000. Mr. Grossman is not required to devote his full time to the Company. In the event of a change of control of the Company, the agreement provides for a one-time payment equal to three times the then current annual compensation. A change of control includes the acquisition of over 30% of the Company's stock, the sale or transfers of over 50% of the Company's assets, or certain mergers or other combinations.

    During fiscal 1997, the Company sold 50,000 shares of Mark Solutions, Inc. ('MSI') and received net proceeds of approximately $100,000. Subsequent to fiscal 1997, the Company sold the remaining balance of 195,000 shares of common stock and received net proceeds of approximately $740,500. Mr. Grossman, who was a director and officer of the Company, was also a director of MSI at the time these investments were made.

    In September 1996, the Company loaned $100,000 to Multimedia Tutorial Services, Inc, a publicly traded company of which Mr. Haase is a director. This loan was evidenced by a note bearing interest at 8% per annum, originally payable within 180 days of the date of loan or earlier if additional funding was raised. In consideration for the loan, the Company received warrants to purchase a minimum of 200,000 shares of common stock of the borrower. In May 1997, the Company extended the maturity date of the loan until September 30, 1997. In July 1997, the Company through a limited offer converted its 200,000 warrants into 150,000 shares of common stock. As of November 30, 1997 the loan remains unpaid and the Company is pursuing collection. However, as a result of the deteriorating financial condition of the borrower, the Company wrote off the receivable at August 31, 1997.

                                PROPOSAL NO. 2
                    ADOPTION OF THE 1998 STOCK OPTION PLAN

    The Board has determined that the Company should adopt a new Stock Option Plan in order to make options available to employees, officers, directors and others who render services to the Company. Accordingly, the Board has adopted the 1998 Stock Option Plan (the '1998 Plan') and recommends to the stockholders that the 1998 Plan be approved.

Summary of the 1998 Plan

    The Company may grant to its officers, key employees and others who render services to the Company, options to purchase ('Options') up to 2,000,000 shares of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case of non-qualified options for such stock on the date of the granting of the Option. Payment of the exercise price shall be made in cash, or, with the consent of the Board, in whole or in part, in shares of Common Stock or with a full recourse interest bearing promissory note of the Optionee secured by a pledge of the shares received upon exercise of such Option. If an option granted under the 1998 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 1998 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

                                      6


    The 1998 Plan will be administered by the Board of Directors (the 'Board'). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. The 1998 Plan contains no preset criteria determining the identity or amount of options to be granted to any person or group of persons. Therefore, no determinations can be made at the present time as to the benefits or amounts that will be or would have been issued to any specific person or group of persons under the 1998 Plan. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 1998 Plan after March 1, 2008.

    Incentive stock options are also subject to the following limitations: (i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

    Unless otherwise determined by the Board or by other provisions of the Plan, upon the granting of any Option such Option may be immediately exercisable with respect to 100% of the shares subject to the Option. The Board may, in its discretion, (A) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (B) impose other restrictions on the vesting of any Option or the vesting of any shares of Common Stock that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.

    Upon issuance of any shares of Common Stock to an optionee pursuant to the exercise of a nonstatutory option the Company or a subsidiary may issue a supplemental cash award to the Optionee which shall be the smaller of (a) 65% of the difference between the fair market value of the shares and the option price, or (b) 90% of the option price.

    An individual whose employment terminates by reason other than death may generally exercise an Option within a thirty-day (30) period, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment.

    The Board of Directors may, at any time, alter, suspend or terminate the 1998 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which Options may be granted under the 1998 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained. No person may be divested of ownership of shares already issued under the 1998 Plan.

    The foregoing summary of the 1998 Plan is qualified in its entirety by, and reference is made to, the 1998 Plan, a copy of which is attached hereto as Exhibit A.

    The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a 'tax preference item' for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much

                                      7


of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain. Although the Tax Reform Act of 1986 has eliminated the difference in tax rates between long term capital gains and ordinary income, the concept of long term capital gains remains and may, in certain circumstances be relevant.

    The  grant  of  an  Option  that  is  not  an  incentive   stock  option  (a
'non-qualified option') should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option by an employee who is not an officer or director or who is not otherwise subject to the provisions of Section 16(b) of the Exchange Act ('Section 16(b)'), the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify as capital gain.

    In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee provided any Federal income tax withholding requirements are satisfied. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                   YOU VOTE FOR THE 1998 STOCK OPTION PLAN

                                PROPOSAL NO. 3
                         MERGER INTO DELAWARE COMPANY

General

    The Board of Directors has recommended that the Company merge (the 'Merger'), into X-Ceed, Inc., a Delaware corporation (the 'Delaware Company'), recently organized by the Company as a wholly-owned subsidiary solely for this purpose. Under the terms of the Merger, each outstanding share of the Company's Common Stock $.08 par value per share will be converted into one share of the Delaware Company's Common Stock $.01 par value per share. The Company presently has 125,000 shares of authorized Preferred Stock $.08 par value, none of which has been issued. Outstanding options and warrants to purchase shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Delaware Company's Common Stock.

    The purpose of the Merger is to change the place of incorporation of the Company from New York to Delaware, thereby enabling the Company to enjoy the benefits of certain provisions of Delaware law that the Board of Directors believes would be more beneficial to the Company than the comparable provisions of New York law. The Merger would not involve any change in the business, properties, management or capital structure of the Company except that the par value of the Delaware Company's Common Stock will be $.01 per share instead of $.08 per share and that the authorized Common Stock of the Delaware Company will be 30,000,000 shares instead of 12,500,000 shares and the authorized Preferred Stock will be 1,000,000 shares instead of 125,000 shares. The par value of the Preferred shares will be $.05 per share instead of $.08 per share. Upon the effective date of the Merger, the Delaware Company will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of the Company.

    Proposals to change the Company's name to X-Ceed, Inc. and to increase the amount of authorized Common Stock to 30,000,000 shares, par value $.01 per share, and the authorized Preferred Stock to 1,000,000 shares, par value $.05 per share, are being submitted separately in this Proxy Statement for consideration at the Meeting. In the event that the Merger is approved, the change of name and authorized stock will be accomplished in connection with the Merger. In the event that the Merger is

                                      8


not approved but that the proposed change of name and change in authorized stock are approved, the Company will effect those actions by amending its New York Certificate of Incorporation.

Results of the Change to Delaware

    Summarized below are the principal differences between the New York Business Corporation Law and the Delaware General Corporation Law which may affect the interests of stockholders. This summary does not purport to be a complete statement of the differences between the New York Business Corporation Law and the Delaware General Corporation Law and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters.

    General Flexibility Due to Lower Voting Requirements. With limited exceptions, New York law requires that mergers, consolidations, sales of all or substantially all of the assets of a corporation and other extraordinary corporate transactions be approved by two-thirds of each class of stock outstanding and entitled to vote thereon. Delaware law generally requires that such actions be approved only by stockholders holding a majority of the shares outstanding and entitled to vote thereon (and a majority of each class entitled to vote as a class on such matters). These lower requirements will provide the
Board of Directors with greater flexibility in effecting extraordinary transactions of which it approves.

    Appraisal Rights. New York law provides stockholders with appraisal rights in more situations than does Delaware law. Under New York law, a stockholder may be entitled to appraisal when the stockholders vote (1) to sell or exchange all or substantially all of its property and assets, or (2) to merge or consolidate with other corporations. Delaware, for example, does not permit appraisal rights in the event of a merger or consolidation for the shares of any class or series which are listed on a national securities exchange or which are held of record by more than two thousand stockholders. The Company's Common Stock is listed on a national securities exchange.

    Loans to Directors. Under New York law, loans to directors are prohibited unless approved by a majority of stockholders. Delaware law permits loans to directors if approved by the Board of Directors; stockholder approval is not required.

    Employee Stock Options. New York law forbids New York corporations to grant stock options to directors, officers or employees unless stockholder approval is obtained. Delaware law permits the grant of such options upon Board approval.

    Increased Limitation of Directors' Liability. Under New York law, a director is responsible to the corporation and its stockholders for damages for breach of the director's fiduciary duty regardless of whether or not such breach of duty arose from acts or omissions carried out in good faith or were performed unintentionally or without knowing it was a violation of law. Under Delaware law, if the Certificate of Incorporation so provides, directors' liability for damages to the corporation or its stockholders can be eliminated if the director's breach of fiduciary duty arises from acts or omissions taken in good faith or which do not involve intentional misconduct or a knowing violation of law or do not involve unlawful payment of dividends or unlawful stock purchases or redemptions or do not involve transactions from which the director derived an improper personal benefit.

    Under New York law, in the event of litigation against an officer, director or employee, the officer, director or employee can be indemnified as authorized by the Board of Directors in the specific case and the officers and directors are obligated to repay any advancements of expenses unless such officer, director or employee has been wholly successful on the merits or otherwise in defense of the action or proceeding. Under Delaware law, indemnification can be provided in the Certificate of Incorporation for all directors, officers and employees without reference to the specific case and the directors, officers and employees are not obligated to repay an advancement of expenses unless there is a specific determination made that the director, officer or employee is not entitled to indemnification.

    As litigation against officers and directors has increased, qualified eligible individuals have been reluctant to serve as directors of corporations even if such corporations have directors' liability insurance coverage. The provisions of Delaware law limiting directors' liability and providing for directors', officers' and employees' indemnification as recited above will be incorporated in the

                                      9


Certificate of Incorporation of the Delaware Company and will be of great assistance in attracting and retaining qualified persons to serve on the Board of Directors of the Company.

Summary of Purpose and Provisions of the Delaware Company's Charter Documents

    The purpose of the merger and the adoption of the Delaware Company's Certificate of Incorporation and By-laws is to assure the continuity and stability of the Company's business strategies and policies through the greater limitation of directors' liability and indemnification to directors, officers and employees of the Company as allowed under Delaware law and explained in the immediate preceding section. Other than those additions in the Delaware Company's Certificate of Incorporation relating to the limitation of directors liability, the Delaware Company's Certificate of Incorporation and By-laws are basically the same as the Company's present Certificate of Incorporation and By-laws.

    The material benefits of the merger into the Delaware Company would be to eliminate director's liability to the Company or its stockholders for breach of his fiduciary duty if such breach of duty arose from acts or omissions carried out in good faith or were performed unintentionally or without knowing it was a violation of law or did not involve transactions from which a director derived an improper personal benefit. The proposal does not eliminate or limit the liability of a director for breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law or paying a dividend or approving a stock repurchase which is illegal under Delaware law or obtaining an improper personal benefit.

    This merger proposal would have no effect on the availability of equitable remedies such as injunction or rescission against the director for breach of fiduciary duty and is limited to future actions of directors and officers acting in their capacity as directors nor does the proposal protect directors from liability for violation of the Federal Securities laws.

    That portion of the Delaware Company's Certificate of Incorporation and By-laws that relates to indemnification includes indemnification of directors, officers, employees or agents of the Company and allows indemnification to such persons in the event of litigation against them without specific approval of each litigation and without obligation to repay any advancement of such expenses unless there is a specific determination made that the director, officer, employee or agent is not entitled to such indemnification.

    There  has been no recent  litigation  involving  the  Board or its  members
regarding   the   indemnification   which   may  have  been   affected   by  the
indemnification provisions being proposed had they been in effect at the time.

    Neither the Company nor any of its Board of Directors is aware of any pending or threatened litigation against the Company or its Board of Directors at this time.

    All directors of the Company have a personal interest in seeing the limitation of liability and indemnity provisions set forth on the Delaware Company's Certificate of Incorporation approved and all directors and officers intend to vote their stock in favor of the merger proposal. The Board of Directors recommends a vote in favor of the merger proposal.

    The stockholders, by voting for the adoption of this merger proposal limiting directors' liability and providing for indemnity for officers, directors, employees and agents of the Company, are estopped from a later claim that any such limitation of liability or agreement of indemnity were invalid.

    The Company was incorporated under the law of the State of New York in 1979. It is the opinion of the Board of Directors of the Company that certain provisions of Delaware's corporate law make it advantageous for the Company to change its state of incorporation to Delaware. This objective will be accomplished through a 'migratory merger,' some of the principal features of which are as follows.

        (1) The Company will be merged into the newly-created Delaware company, which will be the survivor of the merger.

        (2) Subject to the applicable provisions regarding appraisal rights of the Company's stockholders who file a written objection to the proposed Merger, each share of the Company's Common Stock issued and outstanding on the effective date of the Merger will automatically become one share of Common Stock of the Delaware Company.

                                      10


        (3) For Federal income tax purposes, the Company is of the opinion that no gain or loss will be recognized by the Company's stockholders, except those who exercise their appraisal rights.

        (4) The Delaware Company will succeed to the business of the Company, and the stockholders of the Company will become stockholders of the Delaware Company.

        (5) The Merger is not intended to effect any change in the business, property, management or capitalization of the Company except that the par value of the Delaware Company's Common Stock will be $.01 per share instead of $.08 per share and that the authorized Common Stock of the Delaware Company will be 30,000,000 shares instead of 12,500,000 shares and Preferred Stock will be 1,000,000 shares $.05 par value per share, instead of 125,000 shares, $.08 par value per share.

        (6) The rights of the Company's stockholders, who upon consummation of the Merger will become stockholders of the Delaware Company, will be governed by the laws of the State of Delaware and by the terms and provisions of the Certificate of Incorporation and By-laws of the Delaware Company.

    Stockholders have the right to dissent from the Merger and to demand and receive appraisal rights for their shares of Common Stock in the Company by complying with the requirements of Section 623 of the Business Corporation Law of the State of New York. See 'Right to Dissent and Appraisal Rights of Stockholders Objecting to the Proposed Merger.' Dissenting Stockholders are urged to consult their tax advisors as to the federal, state or local tax consequences of the Proposed Merger.

The Merger

    It is presently anticipated that the date on which the Merger will be consummated (the 'Effective Date') will be March 3, 1998 or as soon thereafter as practicable. However, the Board of Directors of the Company has reserved the right to abandon the Merger prior to the Effective Date of the Merger. See 'Termination.'

    The officers and Directors serving the Company on the Effective Date of the merger will thereupon hold the same offices with Delaware Company.

    Upon the Effective Date of the Merger each share of Common Stock of the Company will be converted automatically into one share of Common Stock of the Delaware Company and thereafter the outstanding certificates for shares of the Company's Common Stock will represent the same number of shares of Common Stock of the Delaware Company. It will not be necessary for holders of shares of the Company's Common Stock to exchange their existing stock certificates for stock certificates of the Delaware Company. However, any stockholders desiring new certificates of the Delaware Company may submit their existing certificates representing shares of the Company to American Stock Transfer & Trust Company, the transfer agent of the Delaware Company, and obtain new certificates.

Capital Stock of the Delaware Company

    The Certificate of Incorporation of the Delaware Company will authorize 31,000,000 shares of which 30,000,000 shares are Common Stock having a par value of $.01 per each and 1,000,000 shares are Preferred Stock having a par value of $.05 per share. As mentioned, except for those shares purchased from dissenting stockholders pursuant to their appraisal rights, each of the currently outstanding 7,043,180 shares of the Company's Common Stock will be exchanged for one share of the Delaware Company's Common Stock. The Common Stock of the Delaware Company, like the Common Stock of the Company, will have no preemptive, conversion, redemption or similar rights. Upon the liquidation of the Delaware Company, the holders of Common Stock would be entitled to share ratably in the net assets available for distribution to stockholders. Since the shares of Common Stock of the Delaware Company, like those of the Company, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

                                      11


Right to Dissent and Appraisal Rights of Stockholders Objecting to the Proposed Merger

    Section 910 of the New York Business Corporation Law ('BCL') sets forth the rights of stockholders of the Company who object to the Merger. Any stockholder of the Company who does not vote in favor of the Merger, or who duly revokes his vote in favor of the Merger may, if the Merger is consummated, obtain payment in cash of the fair value of his shares by complying with the requirements of
Section 623 of the BCL. The dissenting stockholder must file with the Company, before the taking of the vote on the Merger proposal, a written objection including a statement of intention to dissent, his name and residence address, the number and class of shares as to which he dissents (which number must not be less than all his shares) and demand for payment for his shares if the Merger is consummated. Within ten days after the vote of stockholders authorizing the Merger, the Company must give written notice of such authorization to each dissenting stockholder. At the time of filing the notice of election to dissent or within one month thereafter, the stockholder must submit the certificates representing his shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates will result in the loss of the dissenter's appraisal rights. Within fifteen days after the expiration of the period within which stockholders may file their notices of election to dissent or within fifteen days after consummation of the Merger, whichever is later (but not later than 90 days after the stockholders' vote authorizing the Merger), the Company (or, if the Merger is already consummated, the Delaware Company) must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for his shares at a specified price which the Company considers to be fair value. If the Company and the dissenting stockholder are unable to agree as to such value, section 623 of the BCL
provides  for  judicial   determination  of  value.  ln  the  event  of  such  a
disagreement, a court proceeding shall be commenced by the Company in the Supreme Court of the State of New York, County of New York, 60 Centre Street, New York, New York or by the dissenting stockholder if the Company fails to commence the proceeding within the time required by Section 623. The Company intends to timely commence such a proceeding in the event of such a disagreement. A negative vote on the Merger does not constitute a 'written objection' required to be filed by an objecting stockholder. An abstention from voting on the Merger or failure to specify any vote on the proxy card will not constitute a waiver of rights under Section 910 and 623 of the BCL provided that a written objection has been properly filed.

    The foregoing summary does not purport to be a complete statement of the provisions of Sections 910 and 623 of the BCL and is qualified in its entirety by reference to those Sections copies of which are attached hereto as Exhibit B.

    A dissenting stockholder who receives payment for his shares upon exercise of his right of appraisal will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize capital gain or loss for Federal income tax purposes, measured by the difference between the basis for his shares and the amount of payment received. Stockholders who may dissent and seek right of appraisal should consult with their tax advisors.

Termination

    The Board of Directors may terminate and cancel the Merger at any time prior to the Effective Date thereof, either before or after submission of the Merger to a vote of stockholders.

Voting

    The affirmative vote of at least two-thirds in interest of stockholders having voting powers shall be necessary for the adoption of the proposed Merger. As the sole stockholder of the Delaware Company, the Company has authorized the Merger for the Delaware Company.

                                      12


    Members and affiliates of the Company's Board of Directors and affiliates of the Company, who own in the aggregate approximately 35.4% of the total number of shares entitled to vote, intend to vote for the Merger.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE MERGER INTO A DELAWARE COMPANY.

                                PROPOSAL NO. 4
                 CHANGING THE COMPANY'S NAME TO X-CEED, INC.

    The Board of Directors has approved an amendment to the Certificate of Incorporation which would change the name of the Company from Water-Jel
Technologies, Inc. to X-Ceed, Inc. The Board believes that by using the trade name of the Company's largest division., the X-Ceed Performance Group, in its corporate name, the Company will promote recognition of the trade name, identify the Company with its principal products and services and more accurately reflect in its name what the Company's business is about. The Company currently plans to implement the change of name when it would be most cost efficient with regard to the utilization of current supplies of packaging, stationery, etc. The Company anticipates that the cost of publicizing the change of name will not be significant.

    In the event that the Merger is approved, the Company will effect the change of name in connection with the Merger rather than by amendment of its New York Certificate of Incorporation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CHANGE OF THE COMPANY'S NAME TO X-CEED, INC.

                                PROPOSAL NO. 5
               INCREASING THE AMOUNT OF AUTHORIZED COMMON STOCK

    At the meeting, stockholders will be asked to adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to 30,000,000 shares, par value of $0.01 per share and to increase the authorized shares of Preferred Stock to 1,000,000, par value of $.05 per share (the 'Proposed Stock Amendment'). The Company's Board of Directors has approved the Proposed Stock Amendment, subject to stockholder authorization.

    At December 15, 1997, the authorized capital of the Company consisted of 12,500,000 shares of Common Stock, par value $0.08 per share and 125,000 shares of non-designated Preferred Stock, par value $0.08 per share. As of that date, 7,043,180 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, at that date, an aggregate of 5,041,588 shares of Common Stock were reserved for issuance upon: (1) exercise of options which may be granted under the Company's Non-Qualified Stock Option Plan (128,125 shares), (ii) exercise of options which may be granted under the Company's 1990 Stock Option Plan (170,000 shares), (iii) exercise of options which may be granted under the Company's 1995 Stock Option Plan (467,000 shares), (iv) exercise of the Company's outstanding public warrants (1,559,854 shares issuable pursuant to Class A Warrants and 1,766,623 shares issuable pursuant to Class B Warrants), (v) exercise of Warrants granted to the underwriter in connection with a public offering of the Company's securities (529,986 shares), and (vi) exercise of various other outstanding warrants and options (420,000). Therefore, the Company will have issued or reserved for issuance a total of 12,109,738 shares of the 12,084,768 shares of Common Stock currently authorized for issuance.

    If the Proposed Stock Amendment is adopted by the Company's stockholders, the additional shares of Common Stock would be issuable at any time and from time to time, by action of the Board of Directors without further authorization from the Company's stockholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration (but not less than the par value thereof) as the Board of Directors determines.

    After taking into account the currently issued and reserved shares of Common Stock discussed above, the Company would have only 415,232 shares of Common Stock authorized which are not issued or reserved for future issuance. The Company's Board of Directors believes that the authorization of

                                      13


the additional shares of Common Stock are in the best interests of the Company and its stockholders so that sufficient shares will be readily available for use, if feasible, in acquisitions, in raising additional capital and for grants as incentives to employees, officers, directors and consultants of the Company.

    The Company presently has no understandings or arrangements which would require the issuance of any of the additional shares of Common Stock which are proposed to be authorized. However, management believes that the increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders since additional shares of Common Stock will provide the Company with the flexibility of having a broader choice in the type and number of equity securities available to it for the above corporate purposes. Due to the Board of Directors' discretion in connection with the issuance of additional shares of Common Stock to be issued in a private placement, it would, under certain circumstances, be in a better position to respond to a tender offer or other attempt to gain control of the Company. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management.

    In addition to increasing the authorized amount of Common stock, the Proposed Stock Amendment will change the par value of the Company's Common Stock and Preferred Stock from $.08 per share to $.01 per share, and $.08 per share to $.05 per share, respectively. The par value of $.08 per share resulted from the Company's eight-to-one reverse stock split in 1994. The Board of Directors believes that this par value is unusual and could result in misunderstandings among the investing public.

    In the event that the Merger is approved, the Company will effect the Proposed Stock Amendment in connection with the Merger rather than by amendment of its New York Certificate of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE IN THE AMOUNT OF AUTHORIZED COMMON STOCK TO 30,000,000 SHARES.

                                PROPOSAL NO. 6
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Subject to approval by the stockholders, the Board of Directors has appointed Holtz Rubenstein & Co. LLP as the independent public accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1998. Holtz Rubenstein & Co. LLP also served as the Company's auditors for the fiscal years ended August 31, 1995, 1996 and 1997. It is expected that a representative of Holtz Rubenstein & Co. LLP will be present at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR RATIFICATION OF
                THE APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP
                         AS INDEPENDENT ACCOUNTANTS.

                                VOTE REQUIRED

    Under New York law, the affirmative vote of the holders of a two thirds of the shares of stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to adopt the proposed merger in the Delaware Company. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the selection of auditors, adoption of the 1998 Stock Option Plan and amendment of the Certificate of Incorporation to change the Company's name to X-Ceed, Inc., to increase the amount of authorized Common Stock to 30,000,000 shares, and the authorized Preferred Stock to 1,000,000 Shares, and to change the par value of the Common Stock to $.01 per share, and to the par value of the Preferred Stock to $.05 per share. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect directors.

                           EXPENSE OF SOLICITATION

    The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily

                                      14


through the mail. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                          PROPOSALS OF STOCKHOLDERS

    Stockholders of the Company who intend to present a proposal for action at the 1998 Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than September 1, 1998, for such proposal to be included in the Company's proxy statement and form of proxy relating to such Meeting.

                        ANNUAL REPORT TO STOCKHOLDERS

    The  Company's  Annual  Report to  Stockholders  for the year  ended  August
31,1997  is  being   delivered  with  this  Proxy  Statement  to  the  Company's stockholders.

                                OTHER MATTERS

    The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting which are not described herein. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                       By Order of the Board of Directors

                                          WERNER HAASE
                                          Chairman

                                      15


                         WATER-JEL TECHNOLOGIES, INC.
         This Proxy is Solicited on Behalf of the Board of Directors
                         February 20, 1998 10:00 a.m.

    The undersigned hereby appoints Werner G. Haase and Nurit Kahane Haase, and each of them jointly and severally, proxies with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Water-Jel Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held February 20, 1998 or any adjournments thereof.

       1.  Election of Directors.
           FOR ALL THE NOMINEES LISTED BELOW [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW [ ] INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below. Werner Haase [ ] Norman Doctoroff [ ] John A. Bermingham [ ]
       2. Proposal to approve the creation of a new 1998 Stock Option [ ] FOR [ ] AGAINST [ ] ABSTAIN Plan authorizing the Company to issue options to acquire up to 2,000,000 shares of common stock to officers, key employees and others who render services to the Company.
       3. Proposal to approve the merger into a Delaware Company. [ ] FOR [ ] AGAINST [ ] ABSTAIN 4. Proposal to amend the Certificate of Incorporation to change [ ] FOR [ ] AGAINST [ ] ABSTAIN the Company's name to
           X-Ceed, Inc.
       5. Proposal to amend the certificate of incorporation to [ ] FOR [ ] AGAINST [ ] ABSTAIN increase the Authorized Common Stock to 30,000,000 shares, par value $.01 per share and the Authorized Preferred to 1,000,000 shares, par value $.05 per share.
       6. Proposal to ratify appointment of Holtz Rubenstein & Co., [ ] FOR [ ] AGAINST [ ] ABSTAIN LLP, as the Independent Public Accountants of the Company for the 1998 fiscal year.

    In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                (Continued and to be signed on reverse side.)


    The shares represented by this proxy will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted to elect Messrs. Haase, Doctoroff, and Bermingham as directors, to approve a new 1998 Stock Option Plan, to approve the merger into a Delaware Company, to approve Amendments to the Certificate of Incorporation changing the Company's name to X-Ceed, Inc. and increasing the amount of Authorized Common Stock to 30,000,000 shares, par value $.01 per share, and the Authorized Preferred Stock to 1,000,000 shares, par value $.05 and to ratify the appointment of Holtz Rubenstein & Co., LLP as the Company's Independent Public Accountants for the fiscal year ending August 31, 1998.

                                                  Date: ______________________

                                                  Signature: _________________

                                                  Signature
                                                   if held jointly: __________

                                                  (Please    sign   exactly   as
                                                  ownership   appears   on  this
                                                  proxy.  Where stock is held by
                                                  joint  tenants,   both  should
                                                  sign.    When    signing    as
                                                  attorney,            executor,
                                                  administrator,    trustee   or
                                                  guardian,   please  give  full
                                                  title    as    such.    If   a
                                                  corporation,  please  sign  in
                                                  full    corporate    name   by
                                                  President or other  authorized
                                                  officer.   If  a  partnership,
                                                  please  sign  in   partnership
                                                  name by authorized person.)

                                                  PLEASE MARK, DATE, SIGN AND
                                                  RETURN PROXY IN THE ENCLOSED
                                                  ENVELOPE.


                                                                     EXHIBIT A

                         WATER-JEL TECHNOLOGIES, INC.
                            1998 STOCK OPTION PLAN

    There is hereby established a 1998 Stock Option Plan (the 'Plan'). The Plan provides for the grant to certain employees and others who render services to Water-Jel Technologies, Inc. (the 'Company') or of any subsidiary thereof, of options to purchase shares of the common stock, $.08 par value per share, of the Company ('Options') and for the issuance, transfer or sale of such common stock upon the exercise of such Options. The term 'Company', as used in the Plan, shall include Water-Jel Technologies, Inc. and any present or future subsidiary thereof, unless the context otherwise requires. It is intended that certain of the Options will constitute Incentive Stock Options within the meaning of
Section 422A of the Internal Revenue Code ('ISOs'), and the remainder of the Options will constitute nonstatutory options ('Nonstatutory Options'). The Board of Directors of the Company or a committee thereof appointed by the Board (the term 'Committee' as used herein shall refer to either such committee or the Board of Directors as a whole, as the case may be) shall determine which Options are to be ISOs and which are to be Nonstatutory Options and shall enter into option agreements with the recipients accordingly.

    1. Purpose: The purpose of the Plan is to provide additional incentive to the officers, key employees, and others who render services to the Company, who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ of the Company, stimulate their efforts on behalf of the Company and to retain and attract persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the organization the advantages inherent in employees and others who render services to the Company having a sense of proprietorship.

    2. The Stock: The aggregate number of shares of common stock, $.08 par value per share, which may be issued, transferred or sold upon the exercise of Options granted under the Plan shall not, except as such number may be adjusted in accordance with paragraph (g) of Article 6 hereof, exceed 2,000,000 shares of the common stock, $.08 par value per share, of the Company ('Common Shares') which may be either authorized and unissued common stock, $.05 par value per share, or issued common stock, $.05 par value per share, reacquired by the Company. Notwithstanding the above limitation, if any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

    3. Employees: The term 'employees' as used in the Plan, shall mean officers and other employees of the Company (including officers and other employees who are also directors) within the classes referred to in Article 1 hereof.

    4. Eligibility:

        (a) Options may be granted to such employees of (or, in the case of Nonstatutory Options only, to others who render services to) the Company or its subsidiaries or parent as the Committee shall select from time to time (the 'Optionees'). The term 'subsidiary' and 'parent' as used in the Plan shall have the respective meanings set forth in Sections 425(f) and (e) of the Internal Revenue Code.

        (b) No individual who, at the time an ISO is granted, is considered under Section 422A(b)(6) of the Internal Revenue Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation shall be eligible to receive such ISO, provided that this restriction shall not apply if at the time such ISO is granted the provisions of 7(f)(ii) are complied with.

        (c) An Optionee may hold more than one Option.

    5. Subsidiary: The term 'subsidiary', as used herein, shall be deemed to mean any corporation (other than Water-Jel Technologies, Inc.) in an unbroken chain of corporations beginning with and including Water-Jel Technologies, Inc. if, at the time of the granting of an Option, each of the corporations other than the last corporation in said unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

    6. General Terms of Options:

        (a) Consideration: The Committee shall determine the consideration to the Company, for the granting of Options under the Plan, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be receive by, or will accrue to the Company and, in the discretion of the Committee, such consideration need not be the same, but may vary for Options granted under the Plan at the same time or from time to time.

        (b) Number of Options which may be Granted to, and Number of Common Shares which may be Acquired by Employees. The Committee may grant more than one Option to an individual during the life of the Plan and, subject to the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the 'Code'), with respect to incentive stock options, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

        The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the employee of a new Option for the same or a different number of Common Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered (except as otherwise provided in paragraph (f) of Article 7 hereof).

        (c) Period of Grant of Options. Options under the Plan may be granted at any time after the Plan has been approved by the stockholders of the Company. However, no Option shall be granted under the Plan after March 1, 2008.

        (d) Option Agreement. The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices.

        (e) Supplemental Cash Award. Upon issuance of any Common Shares to an Optionee pursuant to the exercise of a Non-statutory Option that may be granted hereunder, the Company or a Subsidiary may issue a supplemental cash award to the Optionee at the time that the stock certificates representing such common stock are issued to him. The supplemental cash award shall be the smaller of:

           (i) 65% of the difference between the fair market value of the Common Shares issued at the time of exercise and the option price tendered by the Optionee for the Common Shares or

           (ii) 90% of the Option price tendered by the Optionee pursuant to the exercise of Options hereunder.

        The Company (or its Subsidiary) may withhold from this supplemental cash award all required amounts including that which may be required as a result of the Optionee's exercise of the option.

        (f) Non-Transferability of Option. No Option granted under the Plan to an Optionee shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution and during the Optionee's lifetime, such Option shall be exercisable only by such Optionee.

        (g) Effect of Change in Common Stock. In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 425(a) of the Code, the Committee may change the number and kind of shares of Common Shares available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under paragraph (i) of Article 6 hereof in such manner as it shall deem equitable. Options granted under the Plan shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of Common Shares covered thereby and in the option price per share in the event of any such change.

        (h) Optionees not Stockholders. An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to Common Shares subject to Options until such shares shall be issued, transferred or sold upon exercise of the Option.

        (i) Fair Market Value. As used in the Plan, the term 'fair market value' shall (i) if the common stock of the Company is traded in the over-the-counter market, be the mean between the closing bid and asked sales prices for the common stock of the Company as reported by the National Quotation Bureau (or similar quotation agency) on the date the calculation thereof shall be made or (ii) if the common stock of the Company is listed on a national securities exchange, be the mean between the high and low sales prices for the common stock of the Company on such exchange on the date the calculation thereof shall be made, in each case with such adjustments, if any, as shall be made in accordance with paragraph (g) of this Article 6. In the event the date of calculation shall be a date on which there shall not have been reported a closing bid and asked price for common stock of the Company or a date which shall not be a trading date on such national securities exchange as the case may be, determination of fair market value shall be made as of the first date prior thereto on which there shall have been reported a closing bid and asked price for common stock of the Company or the first date prior thereto which shall have been a trading date on such national securities exchange, as the case may be.

        (j) Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options as defined in Section 422A of the Code, or (ii) options not qualifying under such Section, or both, in the discretion of the Committee. The status of each Option shall be identified in the Option Agreement.

    7. Terms of Options:

        (a) Option Price. The price or prices per share of Common Shares to be sold pursuant to an Option shall be such as shall be fixed by the Committee but not less in any case than the fair market value per share for such Common Shares in the case of Incentive Stock Options, or 85% of the fair market value in the case of Nonstatutory Options on the date of the granting of the Option, subject to adjustment pursuant or paragraph (g) of Article 6 hereof.

        For the purposes of this Article 7, the date of the granting of an Option under the Plan shall be the date fixed by the Committee as the date for such Option for the person who is to be the recipient thereof.

        (b) Period of Option Vesting. (i) Unless otherwise determined by the Committee or by other provisions of the Plan, upon the granting of any Option such Option will be vested and be exercisable with respect to the percentage of the Common Shares subject to the Option as determined by the Committee. The Committee may, in its discretion, (A) provide for the holding of such Common Shares in escrow for a period not exceeding five years, or
    (B) impose other restrictions on the vesting of any Option or the vesting of any Common Shares that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Committee imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.

           (ii) Options will be exercisable thereafter over the Option Period which, in the case of each Option, shall be for a period of not more than ten years from the date of the grant of such Option, and, subject to the provisions of paragraphs 4(b) or 6(d), will be exercisable, at such times and in such amounts as determined by the Committee at the time each Option is granted. Notwithstanding any other provision contained in the Plan, no Option shall be exercisable after the expiration of the Option Period. Except as provided in paragraphs (c) and (d) of this Article 7, no Option may be exercised unless the Optionee is then in the employ of the Company and shall have been continuously so employed since the date of the grant of such Option. The Plan shall not convey upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the employee's right or the Company's right to terminate employment at any time.

        (c) Termination of Optionee's Employment or Other Services.

           (i) In the event of the termination of an Optionee's employment with or rendering of other services to the Company, any parent or subsidiary of the Company, and any successor corporation to either the Company or any parent or subsidiary of the Company other than by reason of death, all Options previously granted to such Optionee shall terminate, except with respect to Options which the Optionee was entitled to exercise prior to the date of such termination (the 'Termination Date').

           (ii) With respect to any Option which the Optionee was entitled to exercise prior to the Termination Date but had not as yet done so as of such date, such Option will lapse unless exercised by the Optionee within the earlier of (A) thirty days after the Termination Date or (B) the last date such Option could have been exercised had the Optionee's position with the Company not terminated. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of Company to terminate such Optionee's employment or other services at any time.

           (iii) In the event that termination of an Optionee's services results from (A) the Optionee having been convicted of a felony, a crime of moral turpitude or any crime involving the Company (other than pursuant to actions taken at the direction or with approval of the Committee), or (B) a determination by the Committee that the Optionee was engaged in fraud, misappropriation or embezzlement, the Company shall have the right, exercisable within 60 days of the Termination Date, to repurchase any Common Shares acquired by the Optionee pursuant or this Plan and owned by the Optionee at the Termination Date at the lower of (A) the option price of such Common Shares, (B) if such Common Shares are not publicly traded, their book value on the Termination Date, or (C) if such Common Shares are publicly traded, the average of their high and low market price on the Termination Date.

        (d) Death of Optionee. If an Optionee should die while in the employ of the Company, the Option theretofore granted shall be exercisable by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, but then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant or paragraph (b)(ii) of this Article 7 with respect to the percent of the total number of Common Shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable only within the twelve-month period next succeeding the death of the Optionee and in no event after the expiration of the Option Period.

        (e) Payment for Common Shares. Upon exercise of an Option, the Optionee shall make full payment of the Option Price (i) in cash; (ii) with the common stock of the Company (valued at their fair market value, as determined by the Committee, as of such date of exercise), (iii) with the consent of the Committee with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the Common Shares received upon exercise of such Option, and having such other terms and conditions as determined by the Committee, or (iv) with the consent of the Committee, any combination of (i), (ii), or (iii) above.

        (f) Incentive Stock Options. Options granted in the form of incentive stock options shall be subject in addition to the foregoing provisions of this Article 7, to the following provisions:

           (i) Aggregate Fair Market Value Limitation. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000.

           (ii) Ten Percent Shareholder. Any stock option granted to any individual who, at the time of the proposed grant, owns common stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary shall, in addition to such other terms as may be required by this Article 7(f) provide that
       (A) the prices per share for Common Shares to be sold pursuant or such incentive stock option shall not be less than 110% of the fair market value per share for such Common Shares on the date of the granting of the incentive stock option, subject to adjustment pursuant to paragraph (g) of Article 6 hereof and (B) the Option Period of such incentive stock option shall be for a period of not more than five years from the date of the grant of such incentive stock option.

        The  Company  intends  that  Options  designated  by  the  Committee  as incentive  stock  options  shall  constitute  incentive  stock options under
    Section 422A of the Code. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the stockholders of the Company.

    8. Withholding Taxes:

        (a) In the case of Common Shares that an Optionee receives pursuant to his exercise of an Option, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax liability attributable to such Optionee's receipt of such Common Shares or the supplemental cash award.

        (b) In the case of Common Shares that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such Common Shares within two years from the date of the granting of the ISO or within one year after the transfer of such Common Shares to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax liability attributable to such disposition.

        (c) In the case of a disposition described in Section 8(b) above, the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

    9. Agreements and Representations to Optionees:

        (a) As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the Common Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Common Shares to sell or otherwise dispose of the same.

        (b) In the event there is a stockholders agreement in effect among the Company and shareholders owning more than 50% of the Company's common stock (the 'Shareholders'), or among substantially all the Shareholders, which agreement deals with restrictions on the disposition of shares of common stock, then, as a further condition to the exercise of an Option, the Optionee may be required to execute appropriate papers, making him a party to such agreement or agreements, or such part thereof as the Committee determines would be in the best interests of the Company and the Shareholders.

    10. Administration of the Plan: The Plan shall be administered by the Board of Directors or by a Committee which shall consist of three or more members of the Board of Directors whom the Board of Directors may appoint from time to time (either the Board or such committee, as the case may be, being referred to herein as the 'Committee'). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of Common Shares to be subject to each Option. Directors, including those that may be members of the Committee, shall be eligible to receive Options under the Plan.

    Subject to the express provisions of the Plan, the Committee shall also have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 10 shall be conclusive.

    11. Amendment and Discontinuance of the Plan:

        (a) The Board of Directors of the Company may at any time alter, suspend or terminate the Plan, but, except in accordance with the provisions of paragraph (g) of Article 6 and Article 12 hereof, no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that except in the case of adjustment made pursuant or paragraph (g) of
    Article 6 hereof, the Board of Directors may not without further approval of the stockholders, (i) increase the maximum number of Common Shares for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

        (b) Notwithstanding the foregoing provisions of this Article 11, except as may otherwise be provided herein, no person may be divested of the ownership of Common Shares previously issued, sold or transferred under the Plan.

    12. Other Conditions: If at any time counsel to the Company shall be of the opinion that any sale or delivery of Common Shares pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to Common Shares or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

    Upon termination of any period of suspension under this Article 12, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Common Shares available upon exercise of the Option before such suspension and as to Common Shares which would otherwise have become available for purchase during he period of such suspension, but no suspension shall extend any Option Period.

    At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

    13.  Approval;  Effective  Date:  The Plan shall become  effective  upon the
approval  by  the   stockholders  of  the  Company  at  the  Annual  Meeting  of
Stockholders to be held February 20, 1998 or at any adjournment thereof.

                                                                     EXHIBIT B

                      NEW YORK BUSINESS CORPORATION LAW

SS623. Procedure to Enforce Shareholder's Right to Receive Payment for Shares

    (a) A shareholder intending to enforce his rights under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

    (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

    (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

    (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

    (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the

                                     B-1


time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

    (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

    (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

    (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                                     B-2


        (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the country where the office of the domestic corporation, whose shares are to be valued, was located.

        (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

        (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

        (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

        (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

        (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

        (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to

                                     B-3


    the proceeding of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following:
    (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offer to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or
    (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

        (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

    (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

    (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at this option:

        (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

        (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

        (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

    (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporation action will be or is unlawful or fraudulent as to him.

    (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

    (m) This section shall not apply to foreign corporations except as provided in subparagraph (3)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

SS910. Right of Shareholder to Receive Payment for Shares upon Merger, Consolidation or Sale, Lease, Exchange or Other Disposition of Assets

    (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

        (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A) and (B).

                                     B-4


        (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

           (i) To a shareholder of the surviving corporation in a merger authorized by section 905 (Merger of subsidiary corporation), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

           (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph
       (i), unless such merger effects one or more changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

        (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

        (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, who files with the corporation a written notice of election to dissent as provided in paragraph
    (c) of section 623.

                                     B-5